                                                                   EXHIBIT 10.19
                                                                   Note 1

                                  STRAIGHT NOTE


    $50,000            South El Monte, California      July 3, 1995
--------------

    For value received, Lee Pharmaceuticals promises to pay Mark Di Salvo or order, at South El Monte, California the sum of FIFTY THOUSAND DOLLARS, with interest from July 7, 1995 on unpaid principal at the rate of fifteen (15) per cent per annum; principal payable on July 6, 1996. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the product brand WATE-ON.

NOTE: This note is a rollover of the note which was dated September 12, 1994, and maturing on July 6, 1995.




July 28, 1995                          RONALD G. LEE
----------------------------           ----------------------------------------
Date                                   Lee Pharmaceuticals - Ronald G. Lee


July 28, 1995                          MICHAEL L. AGRESTI
----------------------------           ----------------------------------------
Date                                   Lee Pharmaceuticals - Michael L. Agresti

                                                                   EXHIBIT 10.19
                                                                   Note 2

                                  STRAIGHT NOTE


     $50,000                 South El Monte, California    July 3, 1995
------------------

     For value received, Lee Pharmaceuticals promises to pay Sass Di Salvo or order, at South El Monte, California the sum of FIFTY THOUSAND DOLLARS, with interest from July 7, 1995 on unpaid principal at the rate of fifteen (15) per cent per annum; principal payable on July 6, 1996. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the product brand WATE-ON.

NOTE: This note is a rollover of the note which was dated September 12, 1994, and maturing on July 6, 1995.




July 28, 1995                      RONALD G. LEE
---------------------------        -------------------------------------------
Date                               Lee Pharmaceuticals - Ronald G. Lee


July 28, 1995                      MICHAEL L. AGRESTI
----------------------------       -------------------------------------------
Date                               Lee Pharmaceuticals - Michael L. Agresti